Exhibit 99.2

Daseke to Acquire Aveda Transportation & Energy Services Acquisition Conference Call April 16, 2018

Presenters Presenters Scott Wheeler President, CFO and Director Don Daseke CEO and Chairman 2

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Projected financial information are forward-looking statements. Forward-looking statements, including those with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Daseke, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic risks (such as downturns in customers’ business cycles and disruptions in capital and credit markets), driver shortages and increases in driver compensation or owner-operator contracted rates, loss of senior management or key operating personnel, Daseke’s ability to recognize the anticipated benefits of recent acquisitions, Daseke’s ability to identify and execute future acquisitions successfully, seasonality and the impact of weather and other catastrophic events, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, Daseke’s ability to generate sufficient cash to service all of its indebtedness, restrictions in Daseke’s existing and future debt agreements, increases in interest rates, the impact of governmental regulations and other governmental actions related to Daseke and its operations, litigation and governmental proceedings, and insurance and claims expenses. For additional information regarding known material factors that could cause actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Hennessy Capital Acquisition Corp. II’s definitive proxy statement dated February 6, 2017, particularly the section “Risk Factors—Risk Factors Relating to Daseke’s Business and Industry,” and Daseke’s Current Report on Form 8-K/A, filed with the SEC on March 16, 2017 and amended on May 4, 2017. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Daseke undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Acquisitions Daseke has a long history of, and intends to continue, acquiring strategic and complementary flatbed and specialized trucking companies. Negotiations and discussions with potential target companies are an integral part of the Company’s operations. These negotiations and discussions can be in varying stages from infancy to very mature. Therefore, investors in Daseke’s stock should assume the Company is always evaluating, negotiating and performing diligence on potential acquisitions. Industry and Market Data This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Daseke believes these third party sources are reliable as of their respective dates, Daseke has not independently verified the accuracy or completeness of this information. Aveda Transportation & Energy Services This presentation contains financial information from Aveda’s 2017 and 2016 audited financial statements prepared in Canadian $ (C$) and in accordance with International Financial Reporting Standards (IFRS) and filed on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) on April 16, 2018. Standardized EBITDA is earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is Standardized EBITDA, excluding foreign exchange gains or losses which are primarily related to the US dollar activities of the Company and can vary significantly depending on exchange rate fluctuations, which are beyond the control of the Company, and write downs of intangible assets, goodwill impairment, financing costs, gains or losses on disposal of assets, stock based compensation, fees and expenses on settlement of debt and losses on extinguishment of debt, acquisition earn out adjustments, and gain or loss on business combination. Important Disclaimers 3

Aveda Transportation & Energy Services Overview Aveda (TSX-V: AVE) is one of the largest oil rig moving companies in North America Provides specialized transportation required for oil and gas exploration, development and production Services include: Rig & worksite transport Heavy haul Rentals 4

Expansive Market Presence ~1,100 active oil rigs in North America(1) Estimated market size: $2 billion(2) Diversified across all seven major U.S. basins, representing ~90% of Aveda’s FY 2017 revenues 5 1 Active rigs on or about April 13, 2018 (source: Baker Hughes). 2 Aveda researched the top 4 rig providers in North America and categorized each fleet into large rigs ( 1,500HP) and small rigs ( < 1,500HP) and applied the ratio to the current active rigs. Aveda estimates large rigs move on average 8 times per year at an average cost of $175,000; and small rigs move on average 36 times per year at an average cost of $71,000. Based on the North American rig count of 1,078, the estimated value of the market is $2.0 billion.

Blue Chip Customers & Quality Fleet Blue Chip Customer Base 6

Highly Qualified Management Team Ronnie Witherspoon – President and CEO 20+ years of industry experience Tom Halliday – VP, USA Operations 40+ years of industry experience Les Ovelson – VP, Canada Operations 25+ years of industry experience 7 Bharat Mahajan – VP, Finance and CFO 20+ years of industry experience

Transaction Details C$0.90 per share (US$0.71) based on ~60.5 million shares(1) Payable in cash, equivalent DSKE stock or a combination at shareholder election Total enterprise value = ~C$128.6 million Contingent consideration payable in Q3 of 2019 if Aveda EBITDA exceeds C$18 million(4) Up to C$0.45 per share (US$0.36) 8 1 Shares outstanding based on common shares, options, warrants, RSUs, & DSUs. 2 All figures have been translated from Canadian dollars into U.S. dollars at an exchange rate of 0.79. 3 Upfront cash consideration of C$0.90 per share. 4 EBITDA for purposes of the payment as defined in the arrangement agreement. For the period of June 1, 2018 to May 31, 2019 (or if all parties mutually agree, July 1, 2018 to June 30, 2019). ($ in millions) C$ US$(2) Cash/Stock Consideration(3) $54.5 $43.0 Debt Outstanding $74.1 $58.5 Total Enterprise Value $128.6 $101.5

Aveda Financial Results 9 1 All figures have been translated from Canadian dollars into U.S. dollars at an exchange rate of 0.79. 2 See reconciliation of Adjusted EBITDA in the appendix. ($ in millions) 12/31/17 12/31/16 % change CAD Revenue $200.0 $73.0 172% Adjusted EBITDA(2) $15.9 $(6.9) N/A ($ in millions) 12/31/17 12/31/16 % change USD(1) Revenue $158.0 $57.7 172% Adjusted EBITDA(2) $12.6 $(5.5) N/A Aveda Annual Financial Results

Transaction Multiple Details 10 (CAD / millions) 12-Month EBITDA(1) Contingent Consideration per share(1) Year 1 Multiple(2) Base C$18M C$0.00 7.1x Mid C$22.8M C$0.225 5.9x Max (Cap) C$27.6M C$0.450 5.1x Beyond(3) C$30.0M C$0.450 4.7x 1EBITDA for purposes of the payment as defined in the arrangement agreement. 2Final “all-In" consideration divided by 12-month EBITDA. 3Note that any EBITDA above the "max/cap" level results in no additional consideration (numerator remains static) but increases the EBITDA (denominator grows), yielding enhanced reduction of the multiple for all EBITDA exceeding C$27.6M.

Strategic Rationale of Aveda Acquisition 11 Market leader in a niche market Strong underlying industry fundamentals and company execution Cross-selling opportunities (i.e. historically outsourced services that Daseke may capture going forward) Economies of scale (purchasing, fuel, insurance) Further diversifies Daseke’s revenue stream (Aveda would represent ~ 10% of Daseke’s revenue)

2018 Strategic Priorities Organic Growth Increase revenue/rates Control costs Strategic niches High security cargo Commercial glass Oil Rig Transportation Customized Freight Management System (FMS) Drivers Operational Effectiveness Regional leadership Appropriate operations consolidation Processes, people & systems Focused M&A Flatbed Strategic niches Tuck-ins 12

Capital to Support Growth Balance Sheet Cash: $91 million (as of 12/31/17) Revolving Line of Credit Capacity: $56 million (as of 12/31/17) Net Debt: $544 million (as of 12/31/17) $84 million in net proceeds raised Feb 2018 13

Key Takeaways 14 Industry leader operating in a strong specialized market  Complementary, blue-chip customer base further diversifying our revenue  Highly experienced oilfield industry team  Margin upside given strategic niche market and Daseke scale  Attractive valuation given company execution and material expected synergies

Questions Conclusion 15

Appendix 16

Aveda Adjusted EBITDA Reconciliation 17 ($ in thousands) Year ended December 31, 2017 Year ended December 31, 2016 Three months ended December 31, 2017 Three months ended December 31, 2016 Net loss (8,019) (31,844) (2,217) (6,148) Add (deduct): Finance costs and interest expense 6,992 6,311 1,760 1,997 Income tax expense (recovery) 151 228 (164) 218 Depreciation and amortization 15,980 18,471 4,073 4,688 Standardized EBITDA (loss) 15,104 (6,834) 3,452 755 Foreign exchange loss (gain) 224 (101) 25 (154) Loss (gain) on disposal of assets (23) 18 (7) (8) Stock based compensation expense (recovery) 587 (23) 52 7 Acquisition costs 45 - 45 - Adjusted EBITDA (loss) 15,937 (6,940) 3,567 600